* PG&E Corporation This presentation is not complete without the accompanying statements made by management during the webcast conference call held on May 2, 2012. This presentation, including Exhibits, and the accompanying press release, were attached to PG&E Corporation’s Current Report on Form 8-K that was furnished to the Securities and Exchange Commission on May 2, 2012, and along with the replay of the conference call are also available on PG&E Corporation’s website at www.pge-corp.com First Quarter Earnings Call May 2, 2012 Exhibit 99.2

* Key Focus Areas Position company for success Resolve gas issues Rebuild relationships with key stakeholders Move forward with gas work planned in 2012 Work to resolve regulatory proceedings Conduct rigorous benchmarking Build culture of continuous improvement Provide excellent service Meet commitments to customers and regulators

* Regulatory and Operational Updates Operational Updates Pipeline work completed: Pressure tested several miles of pipeline Validated MAOP for 900 miles of pipeline Began scheduled refueling of Diablo Canyon Unit 1 Established Hinkley whole-house water replacement program; accrued $71 million Regulatory Developments PSEP and 3 investigations move forward Filed cost of capital proposal Requested 52% equity ratio, 11% ROE, and continuation of automatic adjustment mechanism GRC Notice of Intent will be filed in summer 2012

* 1Q 2012 Earnings Results

* 1Q 2012 Q over Q Comparison *Miscellaneous includes a number of small items expected to reverse by the end of 2012 EPS from Operations is not calculated in accordance with GAAP and excludes items impacting comparability. See Exhibit 4 of the Appendix for a reconciliation of EPS from Operations to EPS on a GAAP basis for each quarter.

* Includes estimated 2012 cost of PSEP, pending regulatory decision. The guidance range for 2012 does not include future insurance recoveries or potential penalties (other than those already accrued) or any potential punitive damages. See Exhibit 1 of the Appendix for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. 2012 EPS Guidance

* *Based on current guidance assumptions See Exhibit 1 of the Appendix for factors that could cause actual results to differ materially from the guidance presented and underlying assumptions. San Bruno Contribution Previous Estimate Q1 2012 – Q4 2012 Current Estimate Q1 2012 – Q4 2012* 2012 Equity Issuance Remaining Equity Need 2012* ($ millions) Q1 2012 Issuance

* Appendix

* Exhibit 1: Safe Harbor Statement Page 10-11 Exhibit 2: Regulatory Calendar Page 12 Exhibit 3: Assumptions for 2012 Guidance Page 13 Exhibit 4: Reconciliation of PG&E Corporation Earnings from Operations Page 14 to Consolidated Income Available for Common Shareholders in Accordance with GAAP Exhibit 5: Reconciliation of Pacific Gas and Electric Company Earnings Page 15 from Operations to Consolidated Income Available for Common Stock in Accordance with GAAP Exhibit 6: Key Drivers of PG&E Corporation Earnings per Common Share Page 16 from Operations Exhibit 7: Operational Performance Metrics Page 17-18 Exhibit 8: Sales and Sources Summary Page 19 Exhibit 9: EPS Guidance Page 20 Exhibit 10: General Earnings Sensitivities Page 21 Exhibit 11: Summary of Selected Regulatory Cases Page 22-23 Table of Contents

* Management's statements regarding guidance for earnings from operations per common share for PG&E Corporation (Exhibit 9) and general earnings sensitivities (Exhibit 10) constitute forward-looking statements that are based on current expectations and various assumptions and estimates that management believes are reasonable. These statements, assumptions, and estimates reflect management’s judgment and opinions and are necessarily subject to various risks and uncertainties, the realization or resolution of which may be outside of management’s control. Actual results may differ materially. Factors that could cause actual results to differ materially include: •the outcomes of pending and future investigations, enforcement matters, and regulatory proceedings related to the San Bruno accident and the safety of the Utility’s natural gas system; the ultimate amount of third-party claims associated with the San Bruno accident that are not recovered through insurance; the ultimate amount of any civil or criminal penalties, or punitive damages, if any, the Utility may incur related to these matters, and the ultimate amount of costs the Utility incurs for natural gas matters that are not recovered through rates; •the outcome of future investigations or proceedings that may be commenced by the California Public Utilities Commission (“CPUC”) or other regulatory authorities relating to the Utility’s compliance with laws, rules, regulations, or orders applicable to the operation, inspection, and maintenance of its electric and gas facilities (in addition to investigations or proceedings related to the San Bruno accident and natural gas matters); •whether PG&E Corporation and the Utility are able to repair the reputational harm that they have suffered which, in part, will depend on their ability to implement the recommendations made by the National Transportation Safety Board (“NTSB”) and the CPUC’s independent review panel and comply with new state and federal regulations applicable to natural gas pipeline operations; whether additional deficiencies are identified in the Utility’s operating practices and procedures or corporate culture; developments that may occur in the various investigations of the San Bruno accident and natural gas matters; the decisions, findings, or orders issued in connection with these investigations, including the amount of civil or criminal penalties that may be imposed on the Utility; developments that may occur in the civil litigation related to the San Bruno accident; and the extent of service disruptions that may occur due to changes in pipeline pressure as the Utility continues to inspect and test pipelines; •the adequacy and price of electricity and natural gas supplies, the extent to which the Utility can manage and respond to the volatility of electricity and natural gas prices, the ability of the Utility and its counterparties to post or return collateral in connection with price risk management activities; and the availability and price of nuclear fuel used in the two nuclear generation units at Diablo Canyon; •explosions, fires, accidents, mechanical breakdowns, equipment failures, human errors, labor disruptions, and similar events, as well as acts of terrorism, war, or vandalism, including cyber-attacks, that can cause unplanned outages, reduce generating output, disrupt the Utility’s service to customers, or damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies; and subject the Utility to third-party liability for property damage or personal injury, or result in the imposition of civil, criminal, or regulatory penalties on the Utility; •the impact of storms, tornadoes, floods, drought, earthquakes, tsunamis, wildland and other fires, pandemics, solar events, electromagnetic events, and other natural disasters, which affect customer demand or that damage or disrupt the facilities, operations, or information technology and systems owned by the Utility, its customers, or third parties on which the Utility relies; •the potential impacts of climate change, the impact of environmental laws and regulations aimed at the reduction of carbon dioxide and other greenhouse gases (“GHG”s), and whether the Utility is able to recover associated compliance costs, including the cost of emission allowances and offsets, that the Utility may incur under cap-and-trade regulations; •changes in customer demand for electricity (“load”) and natural gas resulting from unanticipated population growth or decline in the Utility’s service area, general and regional economic and financial market conditions, the development of alternative energy technologies including self-generation and distributed generation technologies, or other reasons; Exhibit 1: Safe Harbor Statement

* Exhibit 1: Safe Harbor Statement (continued) •the occurrence of unplanned outages at the Utility’s generation facilities and the ability of the Utility to procure replacement electricity if certain generation facilities were unavailable; •the results of seismic studies the Utility is conducting that could affect the Utility’s ability to continue operating Diablo Canyon or renew the operating licenses for Diablo Canyon; the impact of the recently issued NRC orders to implement various recommendations made by the NRC’s task force following the March 2011 earthquake and tsunami that caused significant damage to nuclear facilities in Japan; and the impact of new legislation, regulations, or policies that may be adopted in the future to address the operations, security, safety, or decommissioning of nuclear facilities, the storage of spent nuclear fuel, seismic design, cooling water intake, or other issues; •the impact of federal or state laws or regulations, or their interpretation, on energy policy and the regulation of utilities and their holding companies, including how the CPUC interprets and enforces the financial and other conditions imposed on PG&E Corporation when it became the Utility’s holding company, and whether the outcome of proceedings and investigations relating to the Utility’s natural gas operations affects the Utility’s ability to make distributions to PG&E Corporation in the form of dividends or share repurchases; •whether the Utility’s newly installed advanced metering system infrastructure, consisting of electric and gas SmartMeterTM devices and related software systems and wireless communications equipment, continues to function accurately and timely measure customer energy usage and generate billing information; whether the Utility can timely implement “dynamic pricing” retail electric rates that are more closely aligned with real-time wholesale electricity market prices; and whether the Utility can continue to rely on third-party vendors and contractors to maintain and support the advanced metering system infrastructure; •whether the Utility is able to protect its information technology, operating systems, and networks, including the advanced metering system infrastructure from damage, disruption, or failure caused by cyber-attacks, computer viruses, and other hazards; and whether the Utility’s security measures are sufficient to protect confidential customer, vendor, and financial data contained in such systems and networks from unauthorized access and disclosure; •the extent to which PG&E Corporation or the Utility incurs costs in connection with third-party claims or litigation that are not recoverable through insurance, rates, or from other third parties; •the amount of equity issued by PG&E Corporation in the future to fund equity contributions to the Utility to enable the Utility to maintain its authorized capital structure that will primarily depend on the timing and amount of charges and costs the Utility incurs that will not be recoverable through rates or insurance; and the ability of PG&E Corporation, the Utility, and their counterparties to access capital markets and other sources of credit in a timely manner on acceptable terms; •the impact of environmental remediation laws, regulations, and orders; the extent to which the Utility is able to recover compliance and remediation costs from third parties or through rates or insurance; and the ultimate amount of costs the Utility incurs in connection with its natural gas compressor station located near Hinkley, California (“Hinkley natural gas compressor site”), which are not recoverable through rates or insurance; •the loss of customers due to various forms of bypass and competition, including municipalization of the Utility’s electric distribution facilities, increasing levels of “direct access,” by which consumers procure electricity from alternative energy providers, and implementation of “community choice aggregation,” which permits certain types of governmental bodies to purchase and sell electricity for their local residents and businesses; •the outcome of federal or state tax audits and the impact of any changes in federal or state tax laws, policies, or regulations; and, •other factors and risks discussed in PG&E Corporation and the Utility’s combined 2011 Annual Report on Form 10-K, together with the information incorporated by reference into such report, that has been filed with the Securities and Exchange Commission.

* 8/29: Prehearing Conference #2 4/2: Filing to Update Outstanding Issues 5/25: CPSD Testimony On or Before 8/27: Meet and Confer re: Hearings 9/6: Final Decision Mid-Nov: Case Submitted 4/6: Redacted CPSD Supplemental Testimony Exhibit 2: Regulatory Calendar 6/25: PG&E Response 3/20: Prehearing Conference 3/12: Staff Report Recordkeeping OII I. 11-02-016 2/28: PG&E Rebuttal Testimony Gas Pipeline Safety OIR R. 11-02-019 3/19-3/29: Hearings 5/14: Opening Briefs 5/31: Reply Briefs 8/6: Proposed Decision 4/17: Prehearing Conference 8/15: CPSD Rebuttal Testimony 7/23: PG&E Testimony Class Location OII I. 11-11-009 6/25: Intervenor Testimony 8/23-31: Hearings 9/24 – 10/19: Evidentiary Hearings Oct/Nov: Briefs Jan 2013: Presiding Officer’s Decision Final 3/16: CPSD Testimony On or before 8/17: Possible Stipulation of Facts Served 9/7: Discovery Ends 6/25: PG&E Testimony Late Nov/Dec: Presiding Officer’s Decision 4/24: Intervenor Testimony Gas Pipeline OII I. 12-01-007 8/20: CPSD Rebuttal Testimony 4/30: Intervenor Testimony 8/30: Joint Proposal for Hearings 9/5-9/19: Evidentiary Hearings Dec/Jan: Presiding Officer’s Decision Feb 2013: Presiding Officer’s Decision Final

* ~$4,600 - $4,800 Capital Expenditures Forecast ($ millions) Authorized ROE: 11.35% Equity Ratio: 52% Cost of Capital Additional Expenses ($ millions) ~$200 planned incremental spend* Authorized Rate Base (weighted average) Exhibit 3: Assumptions for 2012 Guidance *Figure estimated for 2012. Comparable amount expected in 2013.

* (4) During the three months ended March 31, 2012, the Utility recorded an additional charge of $42 million, after-tax, for environmental remediation costs associated with the Utility's natural gas compressor site located near Hinkley, California (“Hinkley natural gas compressor site”). “Earnings from operations” is not calculated in accordance with GAAP and excludes items impacting comparability as described in Note (2) below. Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders as reported in accordance with GAAP. PG&E Corporation’s subsidiary, Pacific Gas and Electric Company (“Utility”) incurred net costs of $97 million and $31 million, after-tax, during the three months ended March 31, 2012 and March 31, 2011, respectively, in connection with natural gas matters. For the three months ended March 31, 2012, these amounts included pipeline-related costs to validate operating pressures, conduct strength testing, and perform other activities associated with safety improvements to the Utility’s natural gas pipeline system, as well as legal and regulatory costs. These costs also included a contribution to the City of San Bruno to support the community’s recovery efforts related to the San Bruno accident. Costs incurred for the three months ended March 31, 2012 were partially offset by insurance recoveries. There were no charges incurred for these periods related to third-party claims or penalties. First Quarter, 2012 vs. 2011 (in millions, except per share amounts) Exhibit 4: Reconciliation of PG&E Corporation Earnings from Operations to Consolidated Income Available for Common Shareholders in Accordance with Generally Accepted Account Principles (“GAAP”)

* Please refer to Exhibit 4 for accompanying footnotes. First Quarter, 2012 vs. 2011 (in millions) Exhibit 5: Reconciliation of Pacific Gas and Electric Company Earnings from Operations to Consolidated Income Available for Common Stock in Accordance with GAAP

* See Exhibit 4 for a reconciliation of EPS from Operations to EPS on a GAAP basis. First Quarter 2012 vs. 2011 ($/Share, Diluted) Exhibit 6: Key Drivers of PG&E Corporation Earnings per Common Share (“EPS”) from Operations

* The 2012 target for earnings from operations is not publicly reported but is consistent with the guidance range provided for 2012 EPS from operations of $3.10 to $3.30. First Quarter 2012 Performance See following slide for definitions of the operational performance metrics Exhibit 7: Operational Performance Metrics

* Safety Public safety metrics focus on Utility operations in three areas: The safety of the Utility’s nuclear power operations is represented by 12 performance indicators for nuclear power generation reported to the Institute of Nuclear Power Operations (INPO) and compared to industry benchmarks. Year-end target performance is achieved if the Utility’s nuclear power operations maintain first quartile performance in the industry. The safety of the Utility’s natural gas operations is represented by (a) the percentage of completed grade 2 leak repairs, where year-end target performance is achieved if all grade 2 leak repairs identified prior to 2012 are repaired by year-end, and (b) the percentage of time a Gas Service Representative is on-site within 30 minutes and within one hour of receiving emergency service calls. Year-end target performance is achieved if emergency response times equate to first quartile performance. The safety of the Utility’s electric operations is represented by (a) the number of wire down events with resulting sustained unplanned outages, and (b) emergency response time as measured by the percentage of time Utility personnel relieve 911 personnel at the site of a potential PG&E electric hazard within one hour of receiving emergency service calls. Year-end target performance for wire down events is achieved if there is a 2.6 percent improvement above the 4-year trend. Year-end target performance for emergency response time is achieved by a 7 percent improvement over the 2011 result. Employee safety metrics focus on two areas: The number of Lost Workday cases incurred per 200,000 hours worked. A Lost Workday case is a current year OSHA Recordable incident that has resulted in at least one lost workday. Year-end target performance is achieved if there is an 8 percent improvement over the 2011 result. The Preventable MVI Rate measures the number of chargeable motor vehicle incidents per one million miles driven. A chargeable incident is one where the employee-driver could have prevented an incident, but failed to take reasonable steps to do so. Year-end target performance is achieved if there is a 5 percent improvement over the 2011 result. Customer Customer satisfaction and service reliability are measured in three areas. The Customer Satisfaction Score is a measure of overall satisfaction with the Utility’s performance in delivering reliable service, pricing of services, and customer service experience. The score is weighted 60 percent for residential customers and 40 percent for small and medium business customers, based on a quarterly survey performed by an independent third-party research firm. Year-end target performance is achieved by a 1 percent improvement over the 2011 result. Gas Operations Reliability is measured by how quickly gas asset information is entered into the gas mapping system. Year-end target performance is achieved if the oldest job has been outstanding 30 days or less. Electric Operations Reliability is measured by the System Average Interruption Duration Index (“SAIDI”), which reflects the total time the average customer is without electric power, measured in number of minutes. Year-end target performance is achieved if there is a 6.1 percent improvement over the 2011 result. Financial Earnings from operations measures PG&E Corporation’s earnings power from ongoing core operations. It allows investors to compare the underlying financial performance of the business from one period to another, exclusive of items that management believes do not reflect the normal course of operations (items impacting comparability). The measurement is not in accordance with GAAP. For a reconciliation of earnings from operations to earnings in accordance with GAAP, see PG&E Corporation Earnings from Operations and GAAP Income exhibit. Definitions of 2012 Operational Performance Metrics from Exhibit 7

* Please see discussion on Electricity Distribution Operating Statistics and Natural Gas Statistics in the 2011 Annual Report on Form 10-K for additional information. First Quarter, 2012 vs. 2011 Exhibit 8: Pacific Gas and Electric Company Sales and Sources Summary

* Items impacting comparability reconcile earnings from operations with Consolidated Income Available for Common Shareholders in accordance with GAAP. The range includes pipeline-related costs associated with the scope of work that the Utility expects to undertake on its natural gas pipeline system, as well as other items described below. The pipeline-related cost range of $450 million to $550 million includes costs associated with regulatory and legal proceedings and other gas pipeline costs that may not be recoverable through rates. Although the Utility has requested the CPUC to authorize the Utility to recover certain costs it incurs in 2012 and future years under its proposed pipeline safety enhancement plan, it is uncertain what portion of these costs will be recoverable and when such costs will be recovered. Although the Utility believes the ultimate amount of penalties could be materially higher than amounts accrued as of March 31, 2012, losses for penalties are recognized only when deemed probable and can be reasonably estimated under applicable accounting standards. The contribution to the City of San Bruno is to support the city and community’s recovery efforts related to the San Bruno accident. The range for third-party claims in 2012 is in addition to the cumulative provision of $375 million recorded as of March 31, 2012. Although the Utility considers it likely that a significant portion of the costs it incurs for third-party claims will be recovered through its insurance, insurance recoveries are recognized only when deemed probable under applicable accounting standards. Guidance does not include any potential future insurance recoveries or penalties (other than those already accrued) or any potential punitive damages. (3) The environmental-related costs range is an estimate that depends primarily on the outcome of a final groundwater remediation plan and other related activities associated with the Hinkley natural gas compressor site. Actual financial results for 2012 may differ materially from the EPS guidance provided. For a discussion of the factors that may affect future results, see Exhibit 1. . Exhibit 9: PG&E Corporation EPS Guidance

*  Actual financial results for 2012 may differ materially from the guidance provided. For a discussion of the factors that may affect future results, see Exhibit 1. Exhibit 10: General Earnings Sensitivities PG&E Corporation and Pacific Gas and Electric Company

* Exhibit 11: Pacific Gas and Electric Company Summary of Selected Regulatory Cases

* Most of these regulatory cases are discussed in PG&E Corporation and Pacific Gas and Electric Company’s combined Quarterly Report on Form 10-Q for the quarter ended March 31, 2012, or PG&E Corporation and Pacific Gas and Electric Company’s combined Annual Report on Form 10-K for the year ended December 31, 2011. Exhibit 11: Pacific Gas and Electric Company Summary of Selected Regulatory Cases (continued)